Legg Mason Opportunity Trust

     Supplement to the Statement of Additional Information dated May 1, 2004
                Primary Class Shares, Institutional Class Shares
                     and Financial Intermediary Class Shares


         The following paragraph is added to the section entitled "Investment Strategies and Risks" in the Statement of Additional Information:

Foreign Currency Transactions

         The fund may buy and sell, including sell short, currency on a spot basis and enter into forward currency contracts. The fund may also purchase and sell currency futures, purchase and write currency options, and enter into currency swap agreements. The fund may utilize these techniques to attempt to increase the fund's return or to attempt to hedge its investments. The fund's adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

                                    * * * * *

         The first paragraph under the heading "Investment Strategies and Risks
- Options, Futures and Other Strategies - GENERAL" on page 8 of the Statement of Additional Information is replaced in its entirety with the following:

         GENERAL. The fund may invest in certain options, including but not limited to long-term equity options known as LEAPS (long-term equity anticipation securities), futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to increase the fund's return or to attempt to hedge its investments. The fund's adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

         The fund may also purchase call options, including LEAPS, as a substitute for investing directly in a security. Because of the leverage that may be provided to the fund, investments in call options may be more volatile than a direct investment in the underlying security or other asset. If the price of the underlying security does not rise sufficiently, the option may expire worthless and the premium that the fund paid will be lost.

                                    * * * * *

         The first paragraph under the heading "Investment Strategies and Risks
- Options, Futures and Other Strategies - FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS" on page 15 of the Statement of Additional Information is replaced in its entirety with the following:

          FOREIGN CURRENCY INVESTMENT STRATEGIES -- SPECIAL CONSIDERATIONS. The fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward currency contracts and swap agreements, as described below, to attempt to increase the fund's return or to attempt to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. The fund's adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

                                    * * * * *

         The fourth paragraph under the heading "Investment Strategies and Risks
- Options, Futures and Other Strategies - FORWARD CURRENCY CONTRACTS" beginning on page 15 of the Statement of Additional Information is replaced in its entirety with the following:

         The fund also may use forward currency contracts to attempt to increase the fund's return. The fund could use forward currency contracts to increase its exposure (long or short) to foreign currencies that the adviser believes might rise or fall in value relative to the U.S. dollar, or to shift its exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

                                    * * * * *

         The first paragraph under the heading "Investment Strategies and Risks
- Options, Futures and Other Strategies - SWAP, CAPS, FLOORS, and COLLARS" on page 17 of the Statement of Additional Information is replaced in its entirety with the following:

         SWAPS, CAPS, FLOORS and COLLARS. The fund may enter into swaps, caps, floors and collars to attempt to increase the fund's return, to attempt preserve a return or a spread on a particular investment or portion of its portfolio, or to attempt to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.


         This supplement should be retained with your Statement of Additional Information for future reference.

         This supplement dated January 21, 2005, replaces the supplement dated November 2, 2004